SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2004

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Avenue of the Americas
New York, New York 10019
(Address and zip code of
principal executive offices)

Registrant's telephone number, including area code: (212) 634-9400

Item 7.01. Regulation FD Disclosure.

On November 30, 2004, New York Mortgage Trust, Inc. (the "Company") will be presenting at the Friedman Billings Ramsey 11th Annual Investor Conference (the "FBR Conference"). The text of the materials to be provided in connection with the Company's presentation at the FBR Conference is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The Company issued a press release on November 23, 2004, announcing its presentation at the FBR Conference and how to access a replay of the presentation. A copy of the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 hereto), shall not be deemed "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits shall be deemed furnished herewith this Current Report on Form 8-K.

99.1	Presentation materials to be provided at the Friedman Billings Ramsey 11th Annual Investor Conference on November 30, 2004.
99.2	Press release, dated November 23, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC. (Registrant)

Date: November 30, 2004	By:	/s/ Michael I. Wirth
Michael I. Wirth Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit	Description
99.1	Presentation materials to be provided at the Friedman Billings Ramsey 11th Annual Investor Conference on November 30, 2004
99.2	Press release dated November 23, 2004